UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 1, 2023 (May 30, 2023)
Date of Report (Date of Earliest Event Reported)

HESKA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-22427	77-0192527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3760 Rocky Mountain Avenue, Loveland, Colorado 80538
(Address of principal executive offices, including zip code)

(970) 493-7272
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common stock, $0.01 par value	HSKA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously reported, Heska Corporation, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 31, 2023, by and among the Company, Antech Diagnostics, Inc., a California corporation (“Acquiror”), Helsinki Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Acquiror (“Merger Sub”), and, solely for purposes of Section 9.15 of the Merger Agreement, Mars, Incorporated, a Delaware corporation (“Parent”). Pursuant to the Merger Agreement, on and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”) with the Company continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of Acquiror.

On May 30, 2023, the Company received the final outstanding regulatory clearance required to consummate the transactions contemplated by the Merger Agreement. Accordingly, the Company expects to close the Merger on or around June 13, 2023, subject to receipt of the Company stockholder approval of the Merger Agreement at the special meeting of Stockholders to be held on June 7, 2023 (the “Special Meeting”) and the satisfaction or waiver of the other remaining closing conditions set forth in the Merger Agreement.

Forward-Looking Statements

This Current Report on Form 8-K includes statements that are forward-looking statements made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed acquisition of the Company, stockholder and regulatory approvals, the expected timetable for completing the proposed transaction and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements.  These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s stockholders in connection with the proposed transaction; the timing to consummate the proposed transaction and the risk that the proposed transaction may not be completed at all or the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the risk that the conditions to closing of the proposed transaction may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the proposed transaction; legislative, regulatory and economic developments; and the diversion of management’s time on transaction-related issues.  The Company can give no assurance that the conditions to the proposed transaction will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC and in any other SEC filings made by the Company.  The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this Current Report on Form 8-K, and the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Additional Information about the Merger and Where to Find It

In connection with the Merger, the Company filed a definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on May 8, 2023.  The Proxy Statement and a proxy card were mailed on or around May 8, 2023 to the stockholders of the Company entitled to vote at the Special Meeting relating to the proposed transaction. This Current Report on Form 8-K is not intended to be, and is not, a substitute for the Proxy Statement or any other document that the Company may file with the SEC in connection with the Merger. THE COMPANY URGES INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER.  Investors are able to obtain free copies of the Proxy Statement and other documents that will be filed by the Company with the SEC (when available) at http://www.sec.gov, the SEC’s website, or from the Company’s website (https://ir.heska.com). In addition, the Proxy Statement and other documents filed by the Company with the SEC (when available) may be obtained from the Company free of charge by directing a request to Investor Relations at https://ir.heska.com.

Participants in the Solicitation

This Current Report on Form 8-K does not constitute a solicitation of proxy, an offer to purchase or a solicitation of an offer to sell any securities. The Company, its directors and certain of its officers and employees, may be deemed to be participants in the solicitation of proxies from Company stockholders in connection with the Merger. Information about the Company’s directors and executive officers is set forth in its definitive proxy statement for its 2023 annual meeting of stockholders filed with the SEC on March 21, 2023. To the extent the holdings of Company securities by Company directors and executive officers have changed since the amounts set forth in the proxy statement for its 2023 annual meeting of stockholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge at the SEC’s website at www.sec.gov and on the Investor Relations page of the Company’s website located at https://ir.heska.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Merger is included in the Proxy Statement and other relevant materials the Company may file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HESKA CORPORATION
(REGISTRANT)

	By:	/s/ Christopher Sveen
Christopher Sveen
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Dated: June 1, 2023